UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter) 1101 Vermont Avenue, NW
Washington, DC 20005 (Address of principal executive offices)

Jennifer L. Butler
Secretary
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005 (Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2011

Date of reporting period: June 30, 2011

Annual Report

JPMorgan Value Opportunities Fund

June 30, 2011

J.P.Morgan
Asset Management

CONTENTS

President’s Letter	1
Investment Adviser’s Report	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	18
Schedule of Shareholder Expenses	19
Board Approval of Investment Advisory Agreement	20
Tax Letter	21
Directors	22
Privacy Policy --- Located at the back of this Annual Report

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
August 8, 2011 (Unaudited)

Dear Fellow Shareholders:

For the second consecutive fiscal year, the JPMorgan Value Opportunities Fund has had double digit positive returns. The Fund (Class A shares) returned 26.2% with all distributions reinvested. The Fund paid an income dividend on December 21, 2010 of 14.36 cents per share (Class A shares). No capital gain distribution was made during the year.

Small- and mid-cap stocks continued to lead the U.S. stock market in returns, even though economic conditions appear to favor large-capitalization, multinational companies that are well positioned to profit from growth in the faster growing economies of Asia and South America. The Standard & Poor’s 500 Composite Index returned 30.7% during the past year, while the Fund’s benchmark Russell 1000 Value Index returned 28.9%.

While U.S. stock market investors were rewarded with particularly strong returns during the first 10 months of the past year, some of these earlier gains were lost in May and June. For most of the year, strong corporate profits, particularly for larger companies that also do business abroad, overshadowed worries about the sluggish economy, high unemployment and U.S. and European debt problems. The returns were so strong through April that it is not entirely surprising that the market became more volatile in the face of weather-related disasters, Middle Eastern turmoil, high oil prices, and ongoing debt-related crises in Europe.

The best performing S&P 500 stock sectors for the past 12 months were energy, materials and consumer discretionary, although in the most recent six months, the utility and health care sectors joined the energy sector as the best performing. The financial and consumer staples sectors particularly lagged behind over the course of the past year. The Fund’s best performing sectors were materials, energy and telecommunications. Large banks and other financials, technology and consumer staples were among the worst performing sectors. For more detailed information about the Fund’s results, see the Investment Adviser’s Report on page two.

The U.S. economy has had eight consecutive quarters of positive economic growth, albeit at a lower rate than desired. Persistent high unemployment, difficult credit conditions, low home prices and low personal income growth have all contributed to lower confidence levels and lower levels of personal spending compared to most previous economic recoveries. The result is a slower than average recovery. While various measures of personal debt have shown improvement over the past several years, in 2007 the ratio of individual debt to personal income had reached historically high levels. Returning to more sensible debt levels has, however, contributed to lower levels of spending than might otherwise have been the case. Bright spots have been stronger corporate balance sheets, strong corporate profits, financial stability, an improved auto industry and higher exports. The weak dollar and stronger economies in developing countries have helped U.S. companies that sell goods abroad. While the recovery seems fragile at times and the economic news is not consistently good, we do expect the economy to continue to expand.

At this point there seems to be relatively little that the federal or state governments can do to propel the recovery to a higher level. The Federal Reserve continues to keep short-term interest rates very low, but the large federal deficit makes further federal stimulus spending highly unlikely. Indeed, the federal government seems most likely to try to reduce future government spending. State governments, facing the need to balance budgets, are also reducing spending, which means that private sector job growth must offset job reduction at the federal, state and local levels. Whether the federal government can find a sustainable, sensible long-term approach to tax and spending policy continues to be unclear and is therefore a source of uncertainty in the stock market and the economy.

Nonetheless, steady private sector growth should build a stronger economic foundation and may avoid the pain of broken asset bubbles which have so defined the past decade. The fundamentals are present. American companies are doing business around the world, contributing significantly to global growth. American universities and colleges are among the world’s finest. Technological and business innovation and creativity remain strong. U.S. worker productivity is high. Continuing economic growth, coupled with greater stability and certainty about government policies, should lead to job growth and stock market appreciation. Turmoil over raising the federal debt ceiling and S&P’s downgrade of long-term U.S.-issued debt after the close of the Fund’s fiscal year, of course, did not help build confidence.

Former Senator Donald L. Nickles resigned from the Board of Directors at the end of June, having decided that he should reduce the number of public company boards of directors on which he serves. We thank him for his excellent service, and we will miss his advice and counsel, based in part upon his many years of service in the United States Senate.

If you have questions or comments about your Fund, please do not hesitate to contact me.

Sincerely,

Jeffrey L. Steele
President

INVESTMENT ADVISER’S REPORT
As of June 30, 2011 (Unaudited)

FUND FACTS
Fund Inception	December 31, 2001
Fund Year End	June 30
Net Assets as of 6/30/11 (in thousands)	$667,953
Primary Benchmark	Russell 1000 Value Index

  Q: HOW DID THE FUND PERFORM?

A: The Value Opportunities Fund, which seeks to provide long term capital appreciation*, had a total return of 26.2%** (Class A shares) for the trailing 12 months ended June 30, 2011, underperforming the 28.9% return of the Russell 1000 Value Index, the Fund’s benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The majority of the underperformance over the trailing one year period came in the financial and technology sectors, two of the portfolio’s largest overweights. Within the financial sector, banks have continued to struggle with the legacy of the credit crisis, including exposure to a weak housing sector and lower levels of capital markets activity, while a host of new regulations has added to the uncertainty. However, we continue to see value in the sector as there are historically cheap valuations and companies with all-time-high cash balances waiting to be deployed. Within the technology sector, a number of stock specific issues, such as margin pressures at Cisco Systems, have adversely impacted performance. Despite missteps, we have maintained our overweight in the sector, as we anticipate an above-GDP-increase of corporate and consumer spend on technology. The Value Opportunities portfolio has also emphasized larger capitalization names, as our work indicates that the largest market cap stocks are trading at exceptionally compelling valuations.  However, given that these companies tend to be multinational with greater exposure to revenue streams outside the United States, fears surrounding the global economy have taken a particularly hard toll on their stocks.

The Fund’s holdings in technology posed the biggest headwind to performance during the trailing one year period.  Cisco Systems was the largest individual performance detractor, as the networking equipment company reported weaker than expected margins in 4Q10.  A negative change in business mix favoring lower margin platforms in the switching market raised concerns both about Cisco losing market share as well as management’s ability to successfully execute. More positively, the company’s new segments are growing robustly, and the router business retains very healthy profitability, continuing to grow at around 10% despite strong competition.  However, the disappointing switching results, coming on the heels of a disappointing forecast for public sector technology spend the previous quarter, caused us to turn more cautious on the name and trim our position.

The financial sector also detracted from performance.  An overweight position in Bank of America was one of the Fund’s largest detractors.  Concerns over the ambiguity of pending regulatory reform weighed on the stock towards the end of 2010.  In addition, the bank issued a mixed 2Q10 earnings report.  Credit costs improved, leading to a decline in provisions, but net interest income, net interest margin and trading revenues all declined.  While economic concerns may continue to be a short-term headwind, we believe that Bank of America is very well positioned for future growth, as the company has meaningfully improved its balance sheet and its core businesses are all well positioned.  In addition, the stock is very cheap on a normalized earnings basis.

The healthcare industry made a strong positive contribution to the Fund’s performance over the past year.  In particular, Biogen IDEC, a global biotechnology company, was one of the best performers in the portfolio. The company announced a solid first quarter, driven by revenue growth from its leading products as well as encouraging clinical results of its new oral compound for multiple sclerosis. Given its strong franchise with a promising product pipeline, we believe Biogen is well positioned for market share gain and long term growth.

UnitedHealth Group positively impacted the Fund as well, as the company reported 4Q10 results that were well ahead of investor expectations. Strong industry trends, such as more moderate medical costs and increasing enrollment, helped fuel the company’s strong performance across a number of metrics. In fact, the company’s results were better on almost any metric investors focus on – revenues, earnings, membership, MLR (medical loss ratio). We continue to believe that healthcare companies have discounted a far more onerous environment post-healthcare reform than what is likely to happen. In addition, larger companies like UnitedHealth stand to gain market share from smaller players who will be less competitive in an increasingly cost-conscious environment.

Q: HOW WAS THE FUND MANAGED?

A: Our investment strategy utilizes active stock selection with a systematic valuation process.  Sector bets are relatively constrained; however, within broad sectors we have established positions in companies that reflect broader themes, such as the shift from stationary to mobile technology and the ability of larger healthcare providers to effectively compete in a post-healthcare reform marketplace. The Fund invests in a diversified portfolio of 70 to 110 U.S. large-cap equities and seeks to earn an annualized excess return above the Russell 1000 Value Index over a full market cycle before fees.

*The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

**The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The performance of Class A shares including a sales charge was 19.6%.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Chevron Corp..	3.5%
2.	Wells Fargo & Co.	3.4
3.	Citigroup, Inc.	3.4
4.	Merck & Co., Inc.	2.5
5.	Verizon Communications, Inc.	2.4
6.	ConocoPhillips	2.2
7.	MetLife, Inc.	2.0
8.	Prudential Financial, Inc.	2.0
9.	UnitedHealth Group, Inc.	2.0
10.	Pfizer, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR*
Financials	26.4%
Health Care	14.5
Energy	13.3
Information Technology	11.9
Consumer Discretionary	10.8
Industrials	9.0
Materials	3.7
Consumer Staples	3.6
Telecommunication Services	3.5
Utilities	3.1
Short-Term Investment	0.2
* Percentages indicated are based upon total investments as of June 30, 2011. The Fund’s composition and holdings are subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR*	SINCE INCEPTION*
CLASS A SHARES	12/31/01
Without Sales Charge		26.19%	0.75%	4.58%
With 5.25% Sales Charge		19.55	-0.32	3.99
CLASS B SHARES	12/31/01
Without CDSC		25.62	0.25	4.04
With CDSC**		20.62	-0.15	4.04
CLASS C SHARES	2/19/05
Without CDSC		25.59	0.24	3.95
With CDSC***		24.59	0.24	3.95
INSTITUTIONAL CLASS SHARES	12/31/04	26.65	1.16	4.88

*  Performance for Class C and Institutional Class shares for periods prior to their inception is based on the performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classe
**    Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, 2% CDSC for the five-year period and 0% CDSC thereafter.
***  Asumes 1% CDSC for the one-year period and 0% CDSC thereafter.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (FOR PERIODS ENDED JUNE 30, 2011)
	INCEPTION DATE	1 YEAR	5 YEARS	SINCE INCEPTION
CLASS A SHARES with 5.25% sales charge	12/31/01	19.6%	-0.3%	4.0%

LIFE OF FUND PERFORMANCE (12/31/01 TO 06/30/11)

Below are the data points for the chart provided above.

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	6/30/2006	6/30/2007	6/30/2008	6/30/2009	6/30/2010	6/30/2011

JPM VOF	9,475	8,285	10,989	12,872	13,343	13,966	17,210	13,118	10,099	11,494	14,505
RUSS 1000	10,000	8,448	10,985	12,796	13,697	14,593	17,789	14,449	10,254	11,989	14,563
LLCVI	10,000	8,032	10,281	11,515	12,235	12,781	15,524	12,958	9,591	10,842	13,915
S&P 500	10,000	7,790	10,024	11,114	11,658	11,974	14,439	12,545	9,256	10,592	13,843

THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-480-4111.

The performance of the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01. The Fund previously operated as The Growth Fund of Washington.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, Standard & Poor’s 500 Composite Index and Lipper Large-Cap Value Funds Index from December 31, 2001 to June 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s 500 Composite Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge. Prior to November 15, 2004, the maximum sales charge was 5.75%.

Certain fees payable by the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2011
(Amounts in thousands)
SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks -- 99.5%
Consumer Discretionary -- 10.8%
	Auto Components -- 1.6%
163	Johnson Controls, Inc.	6,789
68	TRW Automotive Holdings Corp. (a)	3,990
		10,779
	Automobiles -- 0.9%
200	General Motors Co. (a)	6,081
	Hotels, Restaurants & Leisure -- 0.5%
86	Carnival Corp.	3,225
	Media -- 6.0%
295	CBS Corp., Class B	8,399
131	DIRECTV, Class A (a)	6,652
140	Gannett Co., Inc.	1,998
45	Time Warner Cable, Inc.	3,529
252	Time Warner, Inc.	9,162
263	Walt Disney Co. (The)	10,276
		40,016
	Multiline Retail -- 1.0%
70	Kohl’s Corp.	3,501
68	Target Corp.	3,171
		6,672
	Specialty Retail -- 0.8%
89	Bed Bath & Beyond, Inc. (a)	5,207
	Total Consumer Discretionary	71,980
Consumer Staples -- 3.6%
	Beverages -- 0.5%
49	Coca-Cola Co. (The)	3,270
	Food & Staples Retailing -- 1.5%
271	CVS Caremark Corp.	10,201
	Household Products -- 1.6%
164	Procter & Gamble Co. (The)	10,427
	Total Consumer Staples	23,898
Energy -- 13.3%
	Energy Equipment & Services -- 1.2%
68	Baker Hughes, Inc.	4,905
62	Halliburton Co.	3,137
		8,042
	Oil, Gas & Consumable Fuels -- 12.1%
100	Anadarko Petroleum Corp.	7,646
55	Apache Corp.	6,754
227	Chevron Corp.	23,321
195	ConocoPhillips	14,692
82	Devon Energy Corp.	6,463
30	EOG Resources, Inc.	3,178
81	Marathon Oil Corp.	4,267
84	Occidental Petroleum Corp.	8,721
188	Williams Cos., Inc. (The)	5,683
		80,725
	Total Energy	88,767
Financials -- 26.3%
	Capital Markets -- 4.3%
72	Goldman Sachs Group, Inc. (The)	9,592
320	Morgan Stanley	7,354
212	State Street Corp.	9,566
130	TD AMERITRADE Holding Corp.	2,533
		29,045
	Commercial Banks -- 6.0%
178	BB&T Corp.	4,783
211	Fifth Third Bancorp	2,688
295	U.S. Bancorp	7,515
803	Wells Fargo & Co.	22,542
113	Zions Bancorp	2,713
		40,241
	Consumer Finance -- 1.5%
131	Capital One Financial Corp.	6,748
312	Imperial Holdings, Inc. (a)	3,166
		9,914
	Diversified Financial Services -- 6.2%
968	Bank of America Corp.	10,604
537	Citigroup, Inc.	22,376
2	CME Group, Inc.	671
481	KKR Financial Holdings LLC	4,718
183	North American Financial Holdings, Inc., Class A(a)(e)(f)(i)	3,116
		41,485
	Insurance -- 7.4%
142	ACE Ltd., (Switzerland)	9,327
211	Aflac, Inc.	9,845
39	Everest Re Group Ltd., (Bermuda)	3,180
305	MetLife, Inc.	13,372
208	Prudential Financial, Inc.	13,224
		48,948
	Real Estate Investment Trusts (REITs) -- 0.9%
340	Annaly Capital Management, Inc.	6,139
	Total Financials	175,772
Health Care -- 14.4%
	Biotechnology -- 1.7%
67	Biogen Idec, Inc. (a)	7,131
80	Celgene Corp. (a)	4,816
		11,947
	Health Care Equipment & Supplies -- 2.0%
24	Becton, Dickinson & Co.	2,103
167	Covidien plc, (Ireland)	8,869
46	St. Jude Medical, Inc.	2,169
		13,141
	Health Care Providers & Services -- 4.3%
41	Humana, Inc.	3,278
63	McKesson Corp.	5,298
255	UnitedHealth Group, Inc.	13,148
87	WellPoint, Inc.	6,884
		28,608
	Pharmaceuticals -- 6.4%
114	Abbott Laboratories	5,992
108	Johnson & Johnson	7,151
479	Merck & Co., Inc.	16,909
620	Pfizer, Inc.	12,764
		42,816
	Total Health Care	96,512
Industrials -- 9.0%
	Aerospace & Defense -- 1.1%
58	Honeywell International, Inc.	3,462
42	United Technologies Corp.	3,673
		7,135
	Construction & Engineering -- 0.6%
58	Fluor Corp.	3,731
	Industrial Conglomerates -- 2.6%
40	3M Co.	3,794
400	General Electric Co.	7,553
125	Tyco International Ltd., (Switzerland)	6,180
		17,527
	Machinery -- 2.4%
92	Eaton Corp.	4,718
19	Joy Global, Inc.	1,833
68	Navistar International Corp. (a)	3,851
61	Parker Hannifin Corp.	5,481
		15,883
	Road & Rail -- 2.3%
167	Hertz Global Holdings, Inc. (a)	2,649
129	Norfolk Southern Corp.	9,636
31	Union Pacific Corp.	3,283
		15,568
	Total Industrials	59,844
Information Technology -- 11.9%
	Communications Equipment -- 1.4%
386	Cisco Systems, Inc.	6,019
51	Motorola Mobility Holdings, Inc. (a)	1,133
35	QUALCOMM, Inc.	1,982
		9,134
	Computers & Peripherals -- 2.1%
15	Apple, Inc. (a)	5,035
256	Hewlett-Packard Co.	9,311
		14,346
	Electronic Equipment, Instruments & Components -- 2.0%
61	Arrow Electronics, Inc. (a)	2,548
91	Avnet, Inc. (a)	2,888
101	Corning, Inc.	1,833
125	Ingram Micro, Inc., Class A (a)	2,273
107	TE Connectivity Ltd., (Switzerland)	3,945
		13,487
	IT Services -- 1.6%
29	Accenture plc, (Ireland), Class A	1,746
34	Global Payments, Inc.	1,734
13	MasterCard, Inc., Class A	3,947
152	Western Union Co. (The)	3,049
		10,476
	Semiconductors & Semiconductor Equipment -- 3.3%
123	Broadcom Corp., Class A (a)	4,121
101	Freescale Semiconductor Holdings I, Ltd. (a)	1,859
297	Intel Corp.	6,570
60	Lam Research Corp. (a)	2,648
239	Micron Technologies, Inc. (a)	1,791
138	Xilinx, Inc.	5,044
		22,033
	Software -- 1.5%
52	Adobe Systems, Inc. (a)	1,629
323	Microsoft Corp.	8,410
		10,039
	Total Information Technology	79,515
Materials -- 3.6%
	Chemicals -- 2.0%
159	Dow Chemical Co. (The)	5,708
151	E.I. du Pont de Nemours & Co.	8,135
		13,843
	Containers & Packaging -- 0.8%
68	Ball Corp.	2,619
68	Crown Holdings, Inc. (a)	2,628
		5,247
	Metals & Mining -- 0.8%
330	Alcoa, Inc.	5,240
	Total Materials	24,330
Telecommunication Services -- 3.5%
	Diversified Telecommunication Services -- 2.4%
430	Verizon Communications, Inc.	16,008
	Wireless Telecommunication Services -- 1.1%
1,428	Sprint Nextel Corp. (a)	7,695
	Total Telecommunication Services	23,703
Utilities -- 3.1%
	Electric Utilities -- 1.5%
110	NextEra Energy, Inc.	6,320
216	NV Energy, Inc.	3,309
		9,629
	Gas Utilities -- 0.1%
12	Oneok, Inc.	881
	Multi-Utilities -- 0.8%
86	CenterPoint Energy, Inc.	1,668
72	Sempra Energy	3,807
		5,475
	Water Utilities -- 0.7%
149	American Water Works Co., Inc.	4,400
	Total Utilities	20,385
	Total Common Stocks (Cost $528,960)	664,706
Short-Term Investment -- 0.2%
	Investment Company -- 0.2%
1,245	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $1,245)	1,245
	Total Investments -- 99.7% (Cost $530,205)	665,951
	Other Assets in Excess of Liabilities -- 0.3%	2,002
	NET ASSETS -- 100.0%	$667,953

Percentages indicated are baed on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	Non-income producing security
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)
Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. The Fund owns fair valued securities with a value of approximately $3,116,000 which amounts to 0.5% of total investments.

(i)	Security has been deemed illiquid pursuant to procedures approved by the Board of Directors and may be difficult to sell.
(l)	The rate shown is the current yield as of June 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2011
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$664,706
Investments in affiliates, at value	1,245
Total investment securities, at value	665,951
Cash	34
Receivables:
Investment securities sold	7,348
Fund shares sold	1,713
Interest and dividends	883
Prepaid expenses and other assets	4
Total Assets	675,933
LIABILITIES:
Payables:
Investment securities purchased	7,464
Fund shares redeemed	68
Accrued liabilities:
Investment advisory fees	214
Business management fees	36
Shareholder servicing fees	47
Distribution fees	52
Other	99
Total Liabilities	7,980
Net Assets	$667,953
SEE NOTES TO FINANCIAL STATEMENTS. STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2011 (Amounts in thousands)
NET ASSETS:
Paid in capital	$774,640
Accumulated undistributed (distributions in excess of) net investment income	4,396
Accumulated net realized gains (losses)	(246,829)
Net unrealized appreciation (depreciation)	135,746
Total Net Assets	$667,953
Net Assets:
Class A	$51,162
Class B	2,943
Class C	3,026
Institutional Class	610,822
Total	$667,953
Outstanding shares (total authorized capital stock – 500,000 $.01 par value, 44,278 outstanding)
Class A	3,392
Class B	198
Class C	203
Institutional Class	40,485
Net Asset Value:
Class A - Redemption price per share	$15.08
Class B - Offering price per share (a)	$14.88
Class C - Offering price per share (a)	$14.89
Institutional Class - Offering and redemption price per share	$15.09
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.92

Cost of investments in non-affiliates	$528,960
Cost of investments in affiliates	$1,245

(a)Redemption price for Class B and Class C Shares varies based on the length of time the shares are held

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2011
(Amounts in thousands)

INVESTMENT INCOME:
Interest income from non-affiliates	$1
Dividend income from non-affiliates	13,216
Dividend income from affiliates (a)	15
Total investment income	13,232
EXPENSES:
Investment advisory fees	2,582
Business management fees	1,130
Distribution fees:
Class A	141
Class B	25
Class C	24
Shareholder servicing fees:
Class A	141
Class B	9
Class C	8
Institutional Class	583
Transfer agent fees	125
Auditing and legal fees	48
Custodian and accounting fees	56
Directors’ fees	84
Postage, stationery and supplies	74
Reports to shareholders	15
Registration and prospectus expenses	72
Other	44
Total expenses	5,161
Less amounts waived	(734)
Net expenses	4,427
Net investment income (loss)	8,805

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	31,254
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	105,247
Net realized/unrealized gains (losses)	136,501
Change in net assets resulting from operations	$145,306

(a)	Includes reimbursement of investment advisory and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Year Ended 6/30/2011	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,805	$8,014
Net realized gain (loss)	31,254	24,286
Change in net unrealized appreciation (depreciation)	105,247	28,725
Change in net assets resulting from operations	145,306	61,025
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(623)	(588)
Class B
From net investment income	(13)	(29)
Class C
From net investment income	(12)	(28)
Institutional Class
From net investment income	(7,462)	(8,805)
Total distributions to shareholders	(8,110)	(9,450)
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(54,712)	75,247
NET ASSETS:
Change in net assets	82,484	126,822
Beginning of period	585,469	458,647
End of period	$667,953	$585,469
Accumulated undistributed (distributions in excess of) net investment income	$4,396	$3,684

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Year Ended 6/30/2011	Year Ended 6/30/2010
CAPITAL TRANSACTIONS
Class A
Proceeds from shares issued	$14,667	$10,085
Dividends and distributions reinvested	598	553
Cost of shares redeemed	(23,045)	(7,771)
Change in net assets from Class A capital transactions	$(7,780)	$2,867
Class B
Proceeds from shares issued	$51	$124
Dividends and distributions reinvested	12	26
Cost of shares redeemed	(1,203)	(906)
Change in net assets from Class B capital transactions	$(1,140)	$(756)
Class C
Proceeds from shares issued	$214	$575
Dividends and distributions reinvested	9	21
Cost of shares redeemed	(979)	(852)
Change in net assets from Class C capital transactions	$(756)	$(256)
Institutional Class
Proceeds from shares issued	$80,256	$132,301
Dividends and distributions reinvested	7,363	7,647
Cost of shares redeemed	(132,655)	(66,556)
Change in net assets from Institutional Class capital transactions	$(45,036)	$73,392
Total change in net assets from capital transactions	$(54,712)	$75,247

SHARE TRANSACTIONS:
Class A
Issued	1,067	777
Reinvested	42	42
Redeemed	(1,565)	(598)
Change in Class A Shares	(456)	221
Class B
Issued	3	10
Reinvested	1	2
Redeemed	(85)	(73)
Change in Class B Shares	(81)	(61)
Class C
Issued	14	45
Reinvested	1	2
Redeemed	(71)	(69)
Change in Class C Shares	(56)	(22)
Institutional Class
Issued	5,697	10,168
Reinvested	515	583
Redeemed	(9,859)	(5,110)
Change in Institutional Class Shares	(3,647)	5,641

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets
			Net realized
	Net asset	Net	and unrealized					Net asset	Total	Net assets		Net	Expenses
	value,	investment	gains	Total from	Net	Net		value,	return	end of		investment	without waivers,	Portfolio
	beginning	income	(losses) on	investment	investment	realized	Total	end of	(excludes	period	Net	income	reimbursements	turnover
	of period	(loss)	investments	operations	income	gains	distributions	period	sales charge) (a)	(000’s)	expenses (b)	(loss)	and earnings credits	rate
Class A
Year Ended June 30, 2011	$12.07	$0.15	$3.00	$3.15	$(0.14)	$ .--	$(0.14)	$15.08	26.19%	$ 51,162	0.97%	1.08%	1.15%	63%
Year Ended June 30, 2010	10.74	0.12	1.37	1.49	(0.16)	.--	(0.16)	12.07	13.76	46,437	1.07	0.98	1.17	79
Year Ended June 30, 2009	14.36	0.25	(3.60)	(3.35)	(0.27)	.--	(0.27)	10.74	(23.07)	38,947	1.07	1.96	1.19	98
Year Ended June 30, 2008	21.32	0.24	(4.95)	(4.71)	(0.23)	(2.02)	(2.25)	14.36	(23.72)	66,061	1.05	1.41	1.14	80
Year Ended June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)	21.32	23.23	97,106	1.07	1.28	1.21	80

Class B
Year Ended June 30, 2011	11.89	0.12	2.92	3.04	(0.05)	.--	(0.05)	14.88	25.62	2,943	1.47	0.58	1.65	63
Year Ended June 30, 2010	10.59	0.08	1.32	1.40	(0.10)	.--	(0.10)	11.89	13.11	3,315	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.07	0.20	(3.51)	(3.31)	(0.17)	.--	(0.17)	10.59	(23.37)	3,594	1.57	1.43	1.69	98
Year Ended June 30, 2008	20.94	0.16	(4.88)	(4.72)	(0.13)	(2.02)	(2.15)	14.07	(24.14)	7,149	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)	20.94	22.57	12,175	1.57	0.78	1.71	80

Class C
Year Ended June 30, 2011	11.90	0.11	2.93	3.04	(0.05)	.--	(0.05)	14.89	25.59	3,026	1.47	0.59	1.65	63
Year Ended June 30, 2010	10.60	0.07	1.33	1.40	(0.10)	.--	(0.10)	11.90	13.15	3,080	1.57	0.48	1.67	79
Year Ended June 30, 2009	14.09	0.22	(3.54)	(3.32)	(0.17)	.--	(0.17)	10.60	(23.41)	2,976	1.57	1.45	1.69	98
Year Ended June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2.02)	(2.15)	14.09	(24.16)	6,347	1.55	0.90	1.64	80
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)	20.97	22.64	10,554	1.57	0.78	1.71	80

Institutional Class
Year Ended June 30, 2011	12.07	0.21	3.00	3.21	(0.19)	.--	(0.19)	15.09	26.65	610,822	0.65	1.40	0.76	63
Year Ended June 30, 2010	10.73	0.16	1.39	1.55	(0.21)	.--	(0.21)	12.07	14.29	532,637	0.65	1.39	0.77	79
Year Ended June 30, 2009	14.38	0.31	(3.62)	(3.31)	(0.34)	.--	(0.34)	10.73	(22.73)	413,130	0.65	2.37	0.79	98
Year Ended June 30, 2008	21.36	0.30	(4.96)	(4.66)	(0.30)	(2.02)	(2.32)	14.38	(23.46)	671,970	0.65	1.81	0.74	80
Year Ended June 30, 2007	17.98	0.32	3.87	4.19	(0.33)	(0.48)	(0.81)	21.36	23.75	926,124	0.65	1.70	0.81	80

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2011

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge ("CDSC"). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

Effective November 1, 2009, Class B shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B shares prior to November 1, 2009, may continue to hold their Class B shares until they convert automatically to Class A shares.

2. Significant Accounting Policies

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments -- Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations from comparable securities received from independent or affiliated pricing services approved by the Fund’s Board of Directors or third party broker-dealers.  The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealer or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances, where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are generally valued daily, primarily using independent or affiliated pricing services or third party broker-dealers approved by the Board of Directors. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 -- quoted prices in active markets for identical securities

• Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 -- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$71,980	$--	$--	$71,980
Consumer Staples	23,898	--	--	23,898
Energy	88,767	--	--	88,767
Financials	172,656	--	3,116	175,772
Health Care	96,512	--	--	96,512
Industrials	59,844	--	--	59,844
Information Technology	79,515	--	--	79,515
Materials	24,330	--	--	24,330
Telecommunication Services	23,703	--	--	23,703
Utilities	20,385	--	--	20,385
Total Common Stocks	661,590	--	3,116	664,706
Short-Term Investments
Investment Companies	1,245	--	--	1,245
Total Investments in Securities	$662,835	$--	$3,116	$665,951

There were no transfers between Levels 1 and 2 during the year ended June 30, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 6/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases1	Sales2	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/11
Investments in Securities
Common Stocks - Financials	$3,575	$ --	$(459)	$ --	$ --	$ --	$ --	$ --	$3,116
Total	$3,575	$ --	$(459)	$ --	$ --	$ --	$ --	$ --	$3,116

1Purchases include all purchases of securities and securities received in corporate actions.
2Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(459,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities -- Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration.  An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.  Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

At June 30, 2011, the Fund held approximately $3,116,000, or 0.5%, of net assets in illiquid securities.

C. Securities Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses -- In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes -- It is the Fund’s policy to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes -- The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders -- Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

For the fiscal year ended June 30, 2011, undistributed net investment income was increased by approximately $17,000 and accumulated capital loss was decreased by approximately $17,000. The reclassifications relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.40%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Shareholder Servicing Agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in money market funds for the year ended June 30, 2011 was approximately $9,000.

B. Business Management Fee -- Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or the "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.175%. For the year ended June 30, 2011, the Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees -- Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the CDSC from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the year ended June 30, 2011, the Distributor received approximately the following amounts: Class A -- $141,000, Class B -- $25,000 and Class C -- $24,000. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of JLG, earned approximately $29,000 on its retail sales of shares of the Fund and Distribution Plan fees paid to it.

D. Shareholder Servicing Fees -- The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C shares and 0.10% for the Institutional Class shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. For the year ended June 30, 2011, the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees -- JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. No credits were earned during the year ended June 30, 2011.

F. Waivers and Reimbursements -- The Adviser, Business Manager and Distributor contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class shares (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59% and 0.65%, respectively, of the average daily net assets for each class, through August 31, 2010. On September 1, 2010 and through June 30, 2011 the Adviser, Business Manager and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class shares (excluding interest, taxes and extraordinary expenses) exceed 0.95%, 1.45%, 1.45% and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other share class expenses. The expense limitation percentages are due to expire October 31, 2012, but may be extended. For the year ended June 30, 2011, the Fund’s service providers contractually waived fees for the Fund as follows:

Business Manager -- approximately $637,000, Shareholder Servicing Agent - approximately $97,000. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other -- All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the year ended June 30, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser or Business Manager.

The Fund may use related party broker/dealers. For the year ended June 30, 2011, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

 The Fund made purchases of investment securities, other than short-term securities, of approximately $401,853,000 and sales of approximately $455,404,000 during the year ended June 30, 2011. During the year ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s Adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

6. Federal Income Tax Matters

The tax character of distributions paid were as follows (amounts in thousands):

For the year ended June 30, 2011
	Distributions from Ordinary Income	Distributions from Long-Term Capital Gains	Total Distributions Paid
	$8,110	$--	$ 8,110

For the year ended June 30, 2010
	Distributions from Ordinary Income	Distributions from Long-Term Capital Gains	Total Distributions Paid
	$ 9,450	$--	$9,450

As of June 30, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Currently distributable ordinary income	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,397
Currently distributable long-term capital gains or (tax basis capital loss carryover)	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(234,978)
Aggregate cost	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	542,056
Gross unrealized appreciation on investments	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	129,825
Gross unrealized depreciation on investments	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,930
Net unrealized appreciation on investments	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	123,895

The cumulative timing differences primarily consist of wash sale loss deferrals.

The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

As of June 30, 2011, the Fund had approximately $234,978,000 in net capital loss carryforwards available to offset future realized gains, of which $117,923,000 expire in the year 2017 and $117,055,000 expire in the year 2018.

During the year ended June 30, 2011, the Fund utilized capital loss carryforwards of approximately $25,075,000.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("the Act"), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses.  Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses.  The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of JPMorgan Value Opportunities Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund, Inc. (hereafter referred to as the "Fund") at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2011

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,037.10	$4.80	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class B
Actual	1,000.00	1,034.80	7.32	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,034.70	7.32	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Institutional Class
Actual	1,000.00	1,039.30	3.29	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

On March 17, 2011, the Fund’s Board of Directors (the "Board"), including a majority of the Independent Directors, approved the renewal of the Fund’s Investment Advisory Agreement (the "Agreement") with J.P. Morgan Investment Management, Inc. ("JPMIM") for an additional one-year term through March 31, 2012. The Board approved renewal of the Agreement following the recommendation of the Contracts Sub-Committee of the Fund’s Governance Committee (the "Committee"), which is comprised of all of the Fund’s Independent Directors. The Board and Committee determined the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interest of the Fund and its shareholders.

1. Review process

During the course of each year, the Independent Directors receive various materials related to the services and portfolio investment results of JPMIM. These materials include reports from the portfolio managers; reports related to the Fund’s portfolio holdings and transactions; reports about investment results and portfolio composition relative to the Fund’s performance benchmark -- the Russell 1000 Value Index; and other information relating to JPMIM’s policies and procedures. In addition, in advance of the meetings on March 17, the Independent Directors had requested and evaluated materials from JPMIM and Washington Management Corporation, the Fund’s Business Manager, as well as reports providing comparative data on fund fees, expenses and performance compiled by Lipper Inc. ("Lipper"), an independent provider of mutual fund data. Independent legal counsel also provided a memorandum reviewing the legal standards applicable to the proposed renewal of the Agreement. During the course of the Committee Meeting, the Independent Directors met with representatives of JPMIM and the Business Manager and then in executive session with independent legal counsel and without representatives of JPMIM or the Business Manager present. Throughout the year and during the review of services provided by JPMIM, the Independent Directors found JPMIM to be open, forthright, detailed, and very helpful in answering questions about all issues.

2. Materials and Factors Reviewed

The Directors reviewed factors they believed relevant, including, but not limited to: the professional experience and qualifications of JPMIM’s senior management and portfolio management team; the Fund’s investment results -- both absolute and relative to the Russell 1000 Value Index, other broad market indexes, and the Lipper Large-Cap Value Funds Index; the performance of other similar funds; fees charged to the Fund by JPMIM; fees charged to other JPMIM funds and clients; advisory fees incurred by other similar funds; fund expense ratio data; the nature, extent and quality of services provided by JPMIM and its affiliates, including distribution, custodial, fund accounting and shareholder services; JPMIM’s brokerage, "soft dollar" and client commission arrangement policies and the Fund’s portfolio turnover rate; various compliance-related matters; ancillary benefits received by JPMIM and its affiliates as a result of their relationship to the Fund; the profitability of the relationship with the Fund to JPMIM and its affiliates; and the terms of the Agreement.

3. Conclusions

No one factor was considered determinative in the Directors’ decision to approve the Agreement, and each Director did not necessarily give equal weight to any one specific factor. From year to year, the Directors consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. Based on their review, the Directors concluded that the terms of the Agreement, as well as the fees to be paid under it, are fair and reasonable and that the Agreement should be renewed through March 31, 2012. In reaching that conclusion, the Directors reviewed, as noted above, a variety of factors some of which are discussed below in greater detail:

Nature, Extent and Quality of Services Provided by the Adviser and Investment Performance. The Directors received and considered information regarding the nature, extent and quality of the services provided by JPMIM to the Fund under the Agreement. The Directors took into account information furnished, and the knowledge gained, throughout the year at Board and Committee Meetings, as well as the material furnished specifically in connection with this review. In addition, they considered the overall reputation and capabilities of JPMIM, the depth and quality of the portfolio management team, and JPMIM’s commitment to provide high quality services to the Fund.

The Directors received and considered the Fund’s relative investment results. This information included the Fund’s percentile ranking by total return for one-year (62nd), three-year (41st) and five-year (55th) periods, ending December 31, 2010 within the Lipper Large-Cap Value Funds investment classification. The Directors also considered the Fund’s performance in comparison to the performance results of a much smaller group of similar funds (the "Peer Group") and the Fund’s performance against its benchmark. The Directors reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and investment classification.

Advisory Fees and Other Fund Expenses, Costs of Services Provided and Adviser Profitability. The Directors considered the advisory fee paid by the Fund to JPMIM comparing, for Class A shares, that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper investment classification as the Fund. The Directors also considered the fee waiver and/or expense reimbursement arrangements established for the Fund and the operating expense ratios for each share class after taking waivers and reimbursements into account. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also received and considered information about the advisory fee rates offered to other clients of JPMIM, and where those clients were other mutual funds, the Directors considered the degree to which they were comparable. The Directors noted that the Fund’s actual management fee rate (after waivers) was the second lowest in its Peer Group, while the contractual fee rate ranked 4th out of 16 in its Peer Group. Management fees for this purpose include fees of JPMIM and the Business Manager combined. Total Fund expenses also compared favorably relative to the peer groups and expense universe.

JPMIM presented their intention to maintain the contractual investment advisory fee of 0.40% without any changes to services provided under the Agreement. The Directors also noted the potential ancillary benefits that various affiliates of JPMIM may receive by providing other services to the Fund and earning fees for those services (e.g. distribution, shareholder service, custody, fund accounting).

At the request of the Directors, JPMIM provided information regarding the profitability to JPMIM and its affiliates in providing services to the Fund. The Directors recognized that this data is not audited and represents JPMIM’s determination of its revenues from the Fund, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by JPMIM. The Directors were also furnished with information related to amounts received by JPMIM affiliates under the Fund’s distribution plans and shareholder service agreement. The Directors took this information into account in concluding that the advisory fees were fair and reasonable.

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be sent under separate cover.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended June 30, 2011, approximately $8,110,000 of the ordinary distributions paid by the Fund is considered qualified dividend income. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For the purposes of computing this exclusion, 100.00% of the dividends paid by the Fund from net investment income represent qualifying dividends.

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund (a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Nariman Farvardin, 54	2009
President, Stevens Institute of Technology; former Senior Vice President for Academic Affairs & Provost, University of Maryland; former Dean, The A. James Clark School of Engineering, University of Maryland
			The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Barbara Hackman Franklin, 71	2007	President and CEO, Barbara Franklin Enterprises (international business and corporate governance consulting); former U.S. Secretary of Commerce	Aetna, Inc; The American Funds Tax-Exempt Series I; The Dow Chemical Company; and Washington Mutual Investors Fund
R. Clark Hooper, 64	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President -- Policy and Oversight, NASD	American Funds Group (48 portfolios) and The Swiss Helvetia Fund Inc.
James C. Miller III, 69	2001	Senior Advisor, Husch Blackwell LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation; and Washington Mutual Investors Fund
J. Knox Singleton, 62 Chairman of the Board (Independent and Non-Executive)	2001	President and CEO, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 75 Vice Chairman of the Board	1985	Chairman of the Board and CEO, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 65 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a)	Directors and officers of the Fund hold office until their resignation, removal or retirement.
(b)
This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.

(c)	ÒInterested personsÓ within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)

Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton, 44 Senior Vice President, Treasurer and Assistant Secretary	1993	Executive Vice President, Secretary, Treasurer, and Director, Washington Management Corporation
Jennifer L. Butler, 45 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation
Stephanie L. Pfromer, 43 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation; former Vice President and Senior Counsel, The BISYS Group, Inc. (now Citigroup, Inc.)
John R. Cheshire, 34 Assistant Treasurer	2011	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Supervisor of Fund Accounting and Pricing, ICMA - Retirement Corporation
J. Lanier Frank, 50 Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation

*Officers of the Fund hold office until their resignation, removal or retirement.

JPMorgan Funds are distributed by JPMorgan Funds Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P.Morgan
Asset Management

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security number and account balances ▪ transaction history and account transactions ▪ checking account information and wire transfer instructions When you are *no longer* our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

JPMorgan Value Opportunities Fund

1101 Vermont Avenue, NW

Washington, DC 20005-3585

Printed on paper containing 10% post consumer waste © JPMorgan Chase & Co., 2011  All rights reserved. June 2011. AN-VO-611

Item 2.  Code of Ethics.

The Registrant has adopted a code of professional standards that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code.  Such request can be made to the Registrant at 800/972-9274 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.  The code of professional standards is included as an exhibit to this filing.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board has determined that James C. Miller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such.  Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

Item 4.  Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's independent registered public accounting firm for the audit of the Registrant's annual financial statements or services that are normally provided by the independent registered public accounting firm in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,100 in 2010 and $32,500 in 2011.

(b)  Audit-Related Fees.  There were no audit-related fees for the Registrant during the Reporting Periods.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning ("Tax Services") were $8,000 in 2010 and $8,400 in 2011.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)  All Other Fees.  There were no other fees billed in the Reporting Periods for products or services provided by the independent registered public accounting firm to the Registrant, or services provided to Service Affiliates which were required to be pre-approved for the fiscal year ended June 30, 2010 or 2011, other than the services reported above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the independent registered public accounting firm for the Registrant, as well as the independent registered public accounting firm's engagements for non-audit services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the Registrant.  Certain approvals are conditioned upon various factors.  Pre-approval considerations include whether the proposed services are compatible with maintaining the independent registered public accounting firm's independence.  Generally, pre-approvals pursuant to the Policy are considered annually.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to the procedures contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 100% in 2010 and 100% in 2011.

(f) None.

(g) Non-Audit Fees.  The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were approximately $20.4 million in fiscal year 2010 and approximately $31.8 million in fiscal year 2011.

(h) Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved pursuant to the procedures contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (not requiring pre-approval) is compatible with maintaining the independent registered public accounting firm's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.  Schedule of Investments.

The full schedule of investments for the Registrant is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940.  The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the Registrant, c/o the Registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11.  Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3(c) under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	Code of Ethics subject of the disclosure required by Item 2 is filed as an exhibit hereto.

(b)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: August 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey L. Steele
Jeffrey L. Steele, President and
Principal Executive Officer
Date: August 30, 2011

By /s/ Michael W. Stockton
Michael W. Stockton, Principal Financial Officer, Senior Vice President and Treasurer

Date: August 30, 2011